Exhibit 10.4

REPUBLIQUE DE GUINEE PRESIDENCE DE LA REPUBLIQUE Travail -Justice-Solidarite SECRETARIAT GENERAL DU GOUVERNEMENT 8 DECRET D/2017/................./PRG/SGG PORTANT APPROBATION DU TROISIEME AVENANT AU CONTRAT DE PARTAGE DE PRODUCTION D'HYDROCARBURES ENTRE LA REPUBLIQUE DE GUINEE, LA SOCIETE SCS CORPORATION LTO (FILIALE DE HYPERDYNAMICS CORPORATION) ET LA SOCIETE SOUTH ATLANTIC PETROLEUM LIMITED (SAPETRO) LE PRESIDENT DE LA REPUBLIQUE Vu La Constitution ; Vu La Loi L/2016/075/AN du 30 Oecembre 2016, portant gouvernance financiere des Societes et Etablissements Publics en Republique de Guinee ; Vu L'Ordonnance N°119/PRG du 23 septembre 1986 portant Code Petrolier de Ia Republique de Guinee (Code de reference du Contrat de Partage de Production d'Hydrocarbures entre Ia Republique de Guinee et SCS Corporation Ltd) ; Vu Le Oecret 0/2015/226/PRG/SGG du 26 decembre 2015, portant nomination du Premier Ministre, Chef du Gouvernement ; Vu Le Oecret D/2015/227/PRG/SGG du 30 decembre 2015, portant structure du Gouvernement ; Vu Le Oecret 0/2016/003/PRG du 04 janvier 2016, portant nomination des membres du Gouvernement Vu Le Oecret 0/2015/165/PRG/SGG du 29 aout 2015 portant Creation, Statuts, Mission, Attribution et Organisation de I'Office National des Petroles (ONAP) ; Vu Le Decret 0/2016/007/PRG/SGG du 9 janvier 2016 portant nomination du Directeur General de I'Office National des Petroles (ONAP) ; Vu Le Contrat de Partage de Production d'Hydrocarbures signe le 22 septembre 2006 entre Ia Republique de Guinee et Ia Societe SCS Corporation Ltd tel qu'amende par le Premier Avenant en date du 25 mars 2010 et le Second Avenant en date du 14 septembre 2016 ; Vu Le Protocole Tripartite signe le 10 mars 2017 entre Ia Republique de Guinee, Ia Societe SCS Corporation Ltd et Ia Societe South Atlantic Petroleum Limited ; Vu Le Troisieme Avenant au Contrat de Partage de Production d'Hydrocarbures entre Ia Republique de Guinee, Ia Societe SCS Corporation Ltd et Ia Societe South Atlantic Petroleum Limited en date du 12 avril 2017 ; 1

Le Contrat de Partage de Production d'Hydrocarbures signe le 22 septembre 2006 entre Ia Republique de Guinee et Ia Societe SCS Corporation Ltd tel qu'amende par le Premier Avenant en date du 25 mars 2010 et le Second Avenant en date du 14 septembre 2017 ; Vu Vu Le Protocole Tripartite signe le 10 mars 2017 entre Ia Republique de Guinee, Ia Societe SCS Corporation Ltd et Ia Societe South Atlantic Petroleum Limited ; Le Troisieme Avenant au Contrat de Partage de Production d'Hydrocarbures entre Ia Republique de Guinee, Ia Societe SCS Corporation Ltd et Ia Societe South Atlantic Petroleum Limited en date du 12 avril 2017 ; Vu Sur proposition du Directeur General de I'ONAP ; DECRETE Article 1er: Le Troisieme Avenant au Contrat de Partage de Production d'Hydrocarbures entre Ia Republique de Guinee, Ia Societe scs Corporation Ltd et Ia Societe South Atlantic Petroleum Limited, en date du 12 avril 2017, est approuve. Le present Decret qui prend effet a compter de sa date de signature sera enregistre et publie au Journal Officiel de Ia Republique. Article 2 : r2'"1 ,AVR. 2017 Conakry, le ................................... 2